Other Non-Current Assets	12 Months Ended
Dec. 31, 2025
Investments, All Other Investments [Abstract]
Other Non-Current Assets	OTHER NON-CURRENT ASSETS
Other non-current assets are detailed below:

	December 31,	December 31,
	2025	2024
Equity securities	38	37
Public funding receivables	541	375
Taxes and other government receivables	46	26
Research tax credit receivable	339	231
Defined benefit plans	20	22
Prepayments and deposits to third parties	234	213
Other non-current assets	54	57
Total	1,272	961

Public funding receivables, including French research tax credit receivable, are described in Note 7.
In 2025 and 2024, the Company entered into factoring transactions to accelerate the realization in cash of certain long-term receivables. The Company sold without recourse $66 million and $87 million of these receivables in the years ended December 31, 2025 and 2024 respectively, with a financial cost of $2 million and $4 million respectively.
Prepayments and deposits to third parties relate to long-term supply agreements involving purchase of raw materials, capacity commitments, cloud-hosting arrangements, and other services.
The major portion of other non-current assets to which the expected credit loss model applies are long-term State receivables. Due to the existing history of zero-default on receivables originated by governments, the expected credit losses are assumed to be negligible as of December 31, 2025 and December 31, 2024. Other non-current assets presented in the table above on the line “Other non-current assets” are composed of individually not significant amounts not deemed to have exposure of default. Consequently, no significant expected credit loss allowance was reported on other non-current assets at reporting date.